The Milestone Fund Treasury Obligations Portfolio
      Supplement dated December 1, 1999 to Prospectus dated March 30, 1999


The references in the prospectus to completed purchase and redemption order times and the calculation of the net asset value per share of the Portfolio are being changed from 4:30 p.m. (Eastern time) to 5:00 p.m. (Eastern Time), effective December 1, 1999.

A service fee of 0.05% has been adopted for the Treasury Obligations Portfolio Financial Shares, effective December 1, 1999. As a result of this change, the total annual operating expenses of the Financial Shares is 0.20%. However, for the current fiscal year, the Advisor has agreed that the total annual expenses of the Financial Shares will not exceed 0.15%.